SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2015
Date of Report (Date of earliest event reported)

Global Seafood Holdings Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-51697
(Commission File Number)

21-1992090
(I.R.S. Employer Identification No.)

2705 Garnet Ave Suite 2a San Diego, CA 92109
(Address of principal executive offices)

 (858) 847-9090
(Registrant’s telephone number, including area code)

Bridgetech Holdings International, Inc.
____________________________________________________
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" “Global Seafood” refer to Global Seafood Holdings Corporation, a Delaware corporation and its subsidiaries.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 20, 2015, we executed an agreement with John Keeler & Co., Inc. and our company (the "Merger Agreement"), whereby pursuant to the terms and conditions of that Merger Agreement, shareholders of John Keeler & Co., Inc. would acquire shares of our common stock in exchange for all the shares of common stock of John Keeler & Co., Inc., such that whereby John Keeler & Co., Inc. would become a wholly owned subsidiary of the Company.  The shares, when issued, shall bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act of 1933. No assurances can be provided as to the closing of the transaction or as to the Closing Date.

On July 24, 2015, the Merger Agreement was subsequently amended to reflect the purchase of nineteen percent (19%) of John Keeler & Co., Inc. as of July 24, 2015 for consideration of Ninety Five Thousand (95,000) shares of our Series B Convertible Preferred Shares, and a no shop clause permitting the Company to retain the option to purchase the remaining eighty one percent (81%) on or before December 31, 2016 for the consideration as per the terms and conditions of the Merger Agreement. Series B Convertible Preferred Shares convert to shares of common stock on a ten for one basis and has voting rights in matters presented to the shareholders of one hundred votes for each shares of common stock voted, except that, pursuant to the amendment to the Merger Agreement, John Keeler has waived all voting rights until the Effective Date of the Merger. The Company, pursuant to the amendment to the Merger Agreement, has waived its voting rights in John Keeler & Co., Inc. until the Effective Date of the Merger. The amendment to the Merger Agreement is attached hereto Exhibit 2.1.

The issuance of the securities above were effected in reliance on the exemptions for sales of securities  not involving a public  offering,  as set forth in Rule 506  promulgated  under the Securities Act of 1933, as amended (the  "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Global Seafood AC Corporation

On August 1, 2014, Global Seafood AC Corporation was established as a wholly owned subsidiary to develop and pursue a strategy to participate in the International Seafood Industry, taking advantage of the current consolidation going on in the overall food industry.

During a consolidation market, (which management contends began in the Seafood Industry several years ago and continues to get stronger) (“Consolidation”); the size of the potential buyers group does shrink, but the supply of inventory at the small and medium size business categories for sale actually grows, creating a very inefficient ‘Buyer’s Market’.  Management’s vision is to utilize the Company’s status as a public entity to attract those smaller and medium entities, who are coming to grips with their rapidly diminishing ability to compete in light of the current Seafood Industry consolidation, necessitating pursuit of some kind of alliance or merger opportunity just to survive.  Effecting this model, the Company anticipates becoming one of the limited number of remaining ‘buyers’ among the growing number of motivated sellers in the small-middle tier operators.

The Seafood Industry: Background and the important role of Vertical Integration.

The Seafood Industry is diverse and fragmented with an estimated 154 Million tons production in 2010 projected to grow to 194.8 Million tons by 2022 globally.  [FAO (Food Outlook Global Market Analysis) 2014. The State of World Fisheries and Aquaculture 2014.]

Historically, companies have specialized in a single seafood species segments within the value chain.  The Industry is broken down into three main segments with a fourth rapidly emerging:

·	Harvesting
·	Commercial Fishing
·	Aquaculture Production (Farming vs. Wild Catch)
·	Processing
·	Primary – cleaning; sorting; freezing; filleting and packaging
·	Secondary – creation of processed products for ready meals or meal components
·	Distribution
·	Wholesale – U.S. Foods/Sysco Distributors
·	Retail – Supermarkets; Specialty Seafood Stores
·	In-Trade – Hotels; Restaurants & Institutional
·
Emerging Fourth Segment - Fish Feed – as Aquaculture continues to grow, the Fish Feed sub-category is expected to produce annual growth of 11.7%. [OECD (The Organization for Economic Co-operation and Development) and FAO Secretariats.]

[FAO Seafood Outlook 2011.]

Acquisition Model Objectives and Exit Strategy;  In an Industry Consolidation market; the size of the potential buyers group does shrink, but the supply of inventory at the Small and Medium size business categories for sale actually grows, creating a very inefficient ‘Buyer’s Market’.

This occurs because of three irreversible changes that take effect as a result of Consolidation:

Size:  Initially, a few key large target companies will be purchased at a substantial premium in order to create size quickly.  The new combined entity will continue to make acquisitions but the target size requirement will get larger as smaller ‘bites’ can no longer have any significant effect on economies of scale; revenues and profits.  Immediately after the initial purchases, it stops being feasible for the new large companies to pursue small and middle market acquisition opportunities.   They cannot justify the allocation of the resources for acquisitions that will not have a discernable effect on revenues and their bottom line.

Margins:  Since Consolidation is often the result of markets maturing experiencing fewer growth opportunities, additional profits are now pursued by taking advantage of economies of scale by expanding a company’s footprint:

·	By acquiring competitors, (effectively reducing supply choices for their customers), they minimize discounting; stabilize the market; and can slowly begin to increase prices.
·
As the major sources continue to grow in size, so does their purchasing power, putting pressure on component suppliers to reduce their prices, lured by the attraction of higher volumes or simply staying viable.

Dynamics:  To achieve the expected cost savings and economies of scale, the new combined entity will eliminate infrastructure duplications.  This can be accomplished by reducing the number of resources they purchase from, per category; which will enable a reduction in the buying staff and their support system.  To stay viable, suppliers will be expected to grow in both size and vertical integration.  Those suppliers that survive the cuts, will be expected to handle larger volumes; additional categories; covering more territories; at lower price points.  (Example: four resources for product X might require oversight by a staff of eight, but encouraging one source to grow in capacity and selection could reduce that staff number to four.)

Ability to be Active on the Buy and Sell sides of the Market:  Keeping the acquisition window limited to the Small and Medium size target companies gives Global Seafood the unique flexibility to be a strategic buyer and Seller… at the same time.

With each additional acquisition, the company grows closer to the size of a “Top Tier” entity.  At some level of revenues, the company becomes an attractive target.  Having grown without getting saddled with expensive long term debt, the company will be easier to finance for a buyer.  If purchase premiums rise to a high enough level, selling becomes a very positive exit strategy.

Buy Low/Sell High, but always be in the Market:  In almost every market, opportunity moves from the buy side to the sell side and back again.   By positioning Global Seafood as one of the only remaining ‘Ready Buyers’ to vulnerable and displaced small and medium size entities, we believe the Company will maintain its ‘Buy Low’ strategy. At the same time, each acquisition dramatically increases revenues, gradually attracting the attention of the remaining large entities. At some level, we contend, the Company will move from ‘acquirer’ to ‘potential target’, potentially attracting bidding wars and premium offers that the few available targets in the size range enjoy.

On the Buy Side:  Under normal circumstances, to gain control of a target, acquirers must pay its shareholders a premium over the current market value. Although premiums can vary widely, the average ones for corporate control have been fairly stable: almost 30 percent of the pre-offer price of the target’s equity. For targets pursued by multiple acquirers, the premium rises dramatically, creating the so-called winner’s curse. If several companies evaluate a given target and all identify roughly the same potential synergies, the pursuer that overestimates them most will offer the highest price. Since it is based on an overestimation of the value to be created, the winner pays too much—and is ultimately a loser.

Instead of competing for the largest acquisition targets attracting premium prices, Global Seafood will focus its purchases among the remaining entities that are now too small to be of interest to the largest buyers and no longer viable as a stand-alone entity competing in the overall market.

·
These are the historically solid businesses that in all likelihood will not able to continue to complete and survive with what is left in the marketplace.  With owners in their 60’s and 70’s with either no family members wanting to, or capable of, taking over the business, they now discover there are few buyers looking to cash out their lifetime of work.

·
The challenge for smaller companies is that retailers only want to stock a certain number of brands on their shelves.  Access to retail shelf space and management succession issues are all making it more difficult for small independent companies to complete with the bigger players.

·
With few if any alternatives, these pieces will sell at discounts to historical values before the consolidation began and be very flexible with regards to terms and accepting the majority of the price in paper.

Management believes that acquisitions made in the small to medium size of a category can be completed at smaller premiums.  Private companies get valued substantially lower because there is no public market where, which adds value because of the liquidity factor.  Private acquisitions often stem from the seller’s motivation to get out rather than the buyer’s desire for a purchase.

Increase the Company’s Market Value:  Growth by rolling up middle tier companies, enables the acquisition company to consistently deliver increased EBITDA, even if growth slows in the overall market.

Vertical Integration: Moving forward, a successful roll-up strategy in the seafood industry must include vertical integration as a core element to effectively drive revenues and profits.  Building a business that incorporates ownership and control from harvesting to processing and distribution can enable the Company to:

·	Achieve operational synergies, cost reductions and higher margins
·	Maintain quality control as traceability of the end product has become a major emphasis for food safety
·	Establish faster distribution to customers and have the built in ability to adapt quickly to the changing demands of customers

Improve the acquired company’s performance:   Improving the performance of the target company is one of the most common value-creating acquisition strategies. Put simply, you buy a company and radically reduce costs to improve margins and cash flows. In some cases, the acquirer may also take steps to accelerate revenue growth.

Size:  The increase in size will, we believe, also enable the Company to meet the expectations of the top customers who are looking for vendors who can deliver product in larger enough volumes to accommodate their growth and market coverage.

Margins:  The aim of these deals is to take advantage of greater size, bring on more sophisticated management and reduce costs. Additional profits are now achieved by taking advantage of economies of scale from expanding a company’s footprint. Larger companies have stronger negotiating clout; (example: more buying power to purchase goods in bulk). Fewer vendor choices can reduce discounting; stabilize margins and create the opportunity to and increase pricing.

Dynamics:  To achieve the expected cost savings and economies of scale, the new combined entity will eliminate infrastructure duplications.

Ability to be more aggressive with key acquisition targets by minimizing overall debt:  The best way to create value from an acquisition is to buy cheap—in other words, at a price below a company’s intrinsic value.  Such opportunities can be brief moments when markets, for example, sometimes overreact to negative news, such as a unavoidable worldwide event, (weather, nature, political change) or the failure of a single product in a portfolio with many strong ones.

Successfully implementing an acquisition model heavily weighted towards equity vs. cash, the Company can make superior offers to a potential acquisition because they are not reliant on finding additional capital for a higher offer.

Less debt than competing companies of similar size, not only delivers stronger earnings with less constraints due to a heavy debt load.  It also keeps ‘dry powder’ available when time is limited and flexibility is needed to take advantage of market dynamics, which may cause a short term drop in the cost of raw materials or speed up a sense of urgency to a potential target due to cash flow issues.

Accelerate market access for the new and existing companies’ products; often relatively small companies with innovative products have difficulty reaching the entire potential market for their products.  By adding access to the existing customer base of the core company itself, new products can reach cost effective production levels and profitability sooner.

Management and Operations

The core strategy for Global Seafood Holdings Corp. is growth through acquisition.  It is anticipated that there will be aspects of operations that one entity might be capable of affecting/overseeing better than others with an eye towards the future when the majority of administrative responsibilities can be combined directly under the Holding Company.

There will be opportunities for economies of scale by centralizing some aspects of operations, but to achieve projected growth and profitability, each entity must stand on its own merits.  In either case, (one entity subcontracting services to another or services being subcontracted from the holding company to an operating entity), intercompany services must be conducted under a structure of financial viability to the providing and the receiving entity.

Global Seafood Holdings Corporation has established and maintains its own operating account since inception.  This account was initially capitalized with funds raised prior to establishing operations.

John Keeler & Co. Inc.

 On February 20, 2015, we executed an agreement with John Keeler & Co., Inc. and our company (the "Merger Agreement"), whereby pursuant to the terms and conditions of that Merger Agreement, shareholders of John Keeler & Co., Inc. would acquire shares of our common stock in exchange for all the shares of common stock of John Keeler & Co., Inc., such that whereby John Keeler & Co., Inc. would become a wholly owned subsidiary of the Company.  The shares, when issued, shall bear a restrictive transfer legend in accordance with Rule 144 under the Securities Act of 1933. No assurances can be provided as to the closing of the transaction or as to the Closing Date.

On July 24, 2015, the Merger Agreement was subsequently amended to reflect the purchase of nineteen percent (19%) of John Keeler & Co., Inc. as of July 24, 2015 for consideration of Ninety Five Thousand (95,000) shares of our Series B Convertible Preferred Shares, and a no shop clause permitting the Company to retain the option to purchase the remaining eighty one percent (81%) on or before December 31, 2016 for the consideration as per the terms and conditions of the Merger Agreement. Series B Convertible Preferred Shares convert to shares of common stock on a ten for one basis and has voting rights in matters presented to the shareholders of one hundred votes for each shares of common stock voted, except that, pursuant to the amendment to the Merger Agreement, John Keeler has waived all voting rights until the Effective Date of the Merger. The Company, pursuant to the amendment to the Merger Agreement, has waived its voting rights in John Keeler & Co., Inc. until the Effective Date of the Merger. The amendment to the Merger Agreement is attached hereto Exhibit 2.1.

Located in Miami, Florida, John Keeler & Co., Inc. (“Blue Star”) d/b/a Blue Star Foods has been in business for approximately twenty years. Blue Star was formed under the laws of the State of Florida on May 15, 1995.  The primary focus of Blue Star and current source of revenue is importing blue and red swimming crab meat primarily from Indonesia, Philippines and China and distributing it in the United States of America, Canada and Europe under several brand names such as Blue Star, Seassentials, Oceanica, Pacifika and Harbor Banks. Specialty Crab is part of a US$600 million market niche growing an estimated 20% a year (Company estimates).

Blue Star’s products are currently sold in the United States, Mexico, Canada, Central America, The Caribbean, EU, UAE, Singapore and Hong Kong.  Crab meat is processed in 12 plants throughout Southeast Asia, directly and indirectly employing several thousand.  Average annual production for the past several years has grown to over four million pounds of premium quality crab meat, with capacity for another three million pounds.  Blue Star’s facilities and co-packers are FDA approved and receive third party inspection at their plants every year, ensuring that the safety and quality of our product.  More important and of significant consideration is that Blue Star has taken great efforts to become BRC, (British Retail Council), Certified. There is no other Blue Crab meat importer in the US with this status.

Blue Star imports packaged meat from the blue swimming crabs (a large crab, bright blue in color with white spots delivering a full bodied flavor) and red swimming crabs (red in color with a mild sweet flavor).  Typically, products are pasteurized to have a shelf life of fourteen to eighteen months. Crabs can be caught almost all year long, but do have seasonality.  Blue Star’s supply chain is country diverse which limits the effect of this seasonality.  Blue Star distributes its crab meat in different grades:

Imperial (or Colossal) and Jumbo Lump; Imperial and Jumbo Lump are prized for their impressive size, bright white color and exquisite taste. Imperial and Jumbo lump consist of the two large muscles connected to the swimming fins of the crab; colossal simply comes from larger crabs than jumbo lump. Colossal and jumbo lump should never be broken up for a recipe; they are best used in upscale cocktail presentations or in sautés, where the size of the lumps can really shine.

Super Lump; Perfect for making dishes where crab is the star. Super lump crab meat’s sweet flavor and large pieces give any crab dish a dash of panache. Super lump is a combination of broken jumbo lumps and whole body meat extracted from the shell. The grade allows for even distribution of crab meat throughout the recipe, with large enough pieces of meat to shine through the rest of the ingredients. Super lump crab meat is used in crab cakes, as a pasta topping, scampi or a ceviche.

Backfin; Backfin is a blend of broken pieces of jumbo lump and special grade crab meat. It is perfect for use in crab cakes, dips, salads, and casseroles.

Special; Often considered the most versatile grade for the widest range of recipes, Special crab meat consists of the smaller pieces of white meat from the body of the crab, perfect for crab cakes, salads, quesadillas, wraps, soups, and crab balls.

Claw Meat; Picked from the swimming fins of the crab, claw meat is a brown meat with a stronger flavor profile, making claw meat ideal for dishes with heavy sauces or in dips and soups.

Trademarks and Patents; Blue Star holds multiple process patents for pasteurizing crab meat in retort pouches.  These processes have not only allowed Blue Star to differentiate itself in the market place, but has also allowed Blue Star to cut back on carbon emissions and waste due to the size and type of packaging that is standard in the Industry.  These patents are held in the US, EU, Great Britain and all of the countries that their goods are produced.

Blue Star has also trademarked all of its brands, as well as its Trade name Blue Star Foods.  In addition its brands and trade name, Blue Star has also trademarked the phrase “America's Favorite Crabmeat”.

Competition; In general, the aquaculture industry is intensely competitive and highly fragmented. The aquaculture industry is further open to competition from local and overseas operators engaged in aquaculture and from other captured fish producers. Blue Star competes with various companies, many of which are developing or can be expected to develop products similar to the Company products.

Many of Blue Star competitors are more established than Blue Star, and have significantly greater financial, technical, marketing and other resources than we presently possess. Some of Blue Star’s competitors have greater name recognition and a larger customer base. Competitors include, but are not limited to, Chicken of the Sea Frozen Foods, Phillips Foods, Inc., Harbor Seafood, Bonamar Seafood or Twin Tails. These competitors may be able to respond more quickly to new or changing opportunities and customer requirements, and may be able to undertake more extensive promotional activities, offer more attractive terms to customers, and adopt more aggressive pricing policies. Consequently, Blue Star will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination.

Blue Star Management

John Keeler – President/CEO/CSO

In 1995, Mr. Keeler started this seafood import company that has grown to become a competitive marketer of Imported Blue Swimming Crabmeat in the United States.  He has successfully built sales over the past 20 years to $49 million annually through 2014, without ever pursuing outside investment capital.  Mr. Keeler is recognized as a leader and innovator in the seafood industry, including overseeing operating facilities in the Philippines and Indonesia with production potential of close to 10 million lbs. annually.

Christopher H. Constable – Chief Financial Officer

Since 2003, Mr. Constable has directed all areas of finance, accounting and corporate level general administration for a multinational consumer seafood manufacturer and importer.   During his tenure, he has formalized and structured both the accounting and finance departments as well as structuring the teams coordinating affiliate companies in Asia.  Mr. Constable has also directed all of the tax, legal and accounting strategies for these related entities.  Additionally, he engaged and restructured the banking relationships for the Company to ensure consistent and adequate cash to fund operations in an industry that traditionally has long cash cycles. Prior to his current executive role, he spent 14 years in commercial banking specializing in deal structure and loan workouts.

Government Regulation; Blue Star complies with various national, state and local environmental protection laws and regulations, as well as certifications and inspections relating to the quality control of our production and the environmental and social impact of our operations. In addition to statutory and regulatory compliance, Blue Star actively ensures the environmental sustainability of Blue Star‘s operations. Blue Star costs of compliance with applicable environmental laws are minimal. Such failure has not occurred in the past, and Blue Star generally does not anticipate that it may occur in the future, although no assurance can be given in this regard.

HACCP Standards;  Blue Star facilities are certified in accordance with the Hazard Analysis Critical Control Points, or HACCP, standards for exporting aquatic products to the United States. The HACCP standards are developed by the FDA pursuant to the FDA’s HACCP regulation, Title 21, Code of Federal Regulations, part 123, and are used by the FDA to help ensure food safety and control sanitary standards.

These standards focus on monitoring the quality of production and sanitation measures in processing plants for food products, and also take into account the environmental and social impact of the operations of the certified company. Compliance with the HACCP procedures is mandatory, and the successful implementation of these procedures depends on the design and performance of facilities and equipment, and excellent quality control and hygiene practices. HACCP conducts sample laboratory testing on our processed aquatic products to ensure no forbidden substances are present in them. Laboratory testing of our processed aquatic products was initiated by the HACCP in compliance with strict quarantine guidelines imposed by domestic export control government agencies and foreign import control government agencies.

In addition, Blue Star facilities continuously pass USDA inspection.

Product Liability Insurance; Blue Star has purchased general commercial liability insurance, which provides adequate aggregate product liability insurance based on industry standards. However, there is a possibility that Blue Star customers, or the ultimate buyers of Blue Star products, may have adverse reactions to the crab meat and other aquatic products that Blue Star will process and sell. Any such adverse reaction may result in actual or potential product liability claims against Blue Star, which may not be covered by Blue Star insurance or, if covered, may be significantly higher than the insurance amount. Such actual or potential product liability claims may have an adverse effect on Blue Star reputation and profitability.

Employees; Blue Star has approximately 25 employees including 7 executive and administrative staff and 1 independent contractor.

Development of Internally Generated Operating Revenues:

In January, we began to develop a new seafood business opportunity in Chile.

Chilean Aquaculture

Chilean Aquaculture began in experimentation in the early 1970’s. Industrial level production began in the late 70’s, grew through the 80’s & 90’s until it represented 34% of the world’s production by 2003.  In 2005, Chile expected to export $1.5 billion worth of fresh-packed salmon, with 40 percent of it coming to the United States.

In 2007, Chile's Salmon Industry faced the worst crisis in its history the virus, infectious salmon anemia, or I.S.A., was first reported at a Chilean salmon farm owned by a Norwegian company. It quickly spread through southern Chile, wracking a fishing business that had become one of the country’s biggest exporters during the past 15 years. The Chilean industry suffered more than $2 billion in losses and saw its production of Atlantic salmon fall by half and subsequently laid off 26,000 workers.  In 2007, Salmon reached its highest point, exporting about 76,500,000 tons.   Following the outbreak, in 2010 the figures dropped substantially to 30,317,339 tons.

The solution was a massive Antibiotic/Anti-parasitic program initiated by the largest farms and producers in 2009.  Mortality rates dropped from a high of 25% to an average to 15.2% in 2014.  Chilean salmon farms use on average 700 grams of antibiotics per metric ton of harvested salmon vs. less than 10 grams in Norway.

In mid-2014, the negative impact of Chilean salmon industry’s use of the antibiotic oxytetracycline, (put into the feed to the fight against the persistent and widespread disease) began surfacing when agencies started to report increasing evidence that resistance had built up in salmon, with the result that the antibiotic was no working effectively.  Of equal concern, the resistance buildup to oxytetracycline is particularly problematic since the World Health Organization lists the antibiotic as being “highly important” to use for human health, to fight infections due to chlamydia and brucella.  Algal Scientific called it the ‘Biggest example of egregious use in aquaculture’.

In May, Walmart said it was transitioning to 100% ‘antibiotic free’ Salmon immediately.  Chilean Salmon has disappeared from Costco stores as they have started selling Norwegian salmon labeled ‘raised without antibiotics’.  It will inevitably take several 5-10 years to reverse the damage to the industry. [Undercurrent News June 11, 2015].

Some of the best investment opportunities come after the ‘Bubble’ bursts.  I believe that is what differentiates our vision and skill set:  The strength to begin looking for opportunity when indicators turn bleak and the ability to recognize the viable collateral damage worth pursuing when the ‘burst’ happens.

Collateral damage is defined as unexpected harm to things that are incidental to the damaging event, having not been the cause of/nor the intended target of the results.

In the Chilean Salmon business the Collateral damage is found in the area south of the Strait of Magellan, known for being prime conditions for salmon farming due to the frigid temperatures.  This area is considered Antarctic waters isolated from the warmer productive areas further north that have been heavily hit by the ISA virus and now having to deal with business fall out due to extensive use of antibiotics.  This region does not require antibiotics, but has been seriously caught up in the severe reduction in global sales, because they are a salmon product from Chile.

Having not participated in the original wave of investments developing the Chilean salmon industry and fortunately missing the billion dollar losses resulting from the ISA virus and subsequent second round of losses from the Antibiotic quagmire, this opportunity, ideally tailored to the Global Seafood Holding Corp, was presented to us in February.

Management believes that Chilean Salmon represents a tremendous opportunity for our company to expand horizontally.

On July 1st, 2015, we placed our first order for product under Global Seafood. The order exceeded 60,000 lbs. and was immediately sold at a profit.

RISK FACTORS

Some of the statements contained herein that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties.  The Company urges you to be cautious of the forward-looking statements, in that such statements, reflect the Company’s current beliefs with respect to future events and involve known and unknown risks, uncertainties, and other factors affecting our operations, market growth, services, products, and licenses.  No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks the Company faces, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events.  Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the sea food industry, operations and results of operations and any businesses that we may acquire, and include, without limitation:

1. Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;
2. Our ability to generate customer demand for our products;
3. The intensity of competition;
4. Our ability to expand through acquisitions; and
5. General economic conditions.
Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

All forward-looking statements made in herein that are attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements.  Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does  not intend to update any of the forward-looking statements to conform these statements to actual results. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

ALL OF OUR SIGNIFICANT CUSTOMER CONTRACTS AND SOME OF OUR SUPPLIER CONTRACTS ARE SHORT-TERM AND MAY NOT BE RENEWABLE ON TERMS FAVORABLE TO US, OR AT ALL.

All of our customers and some of our suppliers operate through purchase orders or short-term contracts. Though we have long-term business relationships with many of our customers and suppliers and alternative sources of supply for key items, we cannot be sure that any of these customers or suppliers will continue to do business with us on the same basis. Additionally, although we try to renew these contracts as they expire, there can be no assurance that these customers or suppliers will renew these contracts on terms that are favorable to us, if at all. The termination of, or modification to, any number of these contracts may adversely affect our business and prospects, including our financial performance and results of operations.

A DECLINE IN DISCRETIONARY CONSUMER SPENDING MAY ADVERSELY AFFECT OUR INDUSTRY, OUR OPERATIONS, AND ULTIMATELY OUR PROFITABILITY.

Luxury products, such as premium grade Crab meat or Salmon, are discretionary purchases for consumers. Any reduction in consumer discretionary spending or disposable income may affect the seafood industry more significantly than other industries. Many economic factors outside of our control could affect consumer discretionary spending, including the financial markets, consumer credit availability, prevailing interest rates, energy costs, employment levels, salary levels, and tax rates. Any reduction in discretionary consumer spending could materially adversely affect our business and financial condition.

WE OPERATE IN A HIGHLY REGULATED INDUSTRY, AND REGULATORY CHANGES MAY HAVE AN ADVERSE IMPACT ON OUR BUSINESS.

Our business is subject to extensive regulation and licensing requirements, and we commit material financial and employee resources to comply with these regulations. Failure to comply with government regulations could subject us to civil and criminal penalties, could require us to forfeit property rights, and may affect the value of our assets. We may also be required to take corrective actions, such as installing additional equipment or taking other actions, each of which could require us to make substantial capital expenditures. We could also be required to indemnify our employees in connection with any expenses or liabilities that they may incur individually in connection with regulatory action against them. As a result, our future business prospects could deteriorate due to regulatory constraints, and our profitability could be impaired by our obligation to provide such indemnification to our employees.

For years, the international community has been aware of and concerned with the worldwide problem of depletion of natural fish stocks. In the past, these concerns have resulted in the imposition of quotas that subject individual countries, such as Croatia, to strict limitations on the amount of fish they are allowed to catch. These quotas do not currently apply to the Blue Star Mexican or our Chilean operations and, if that changes in the future, our financial condition and results of operations may be adversely affected. If international organizations or national governments were to impose additional limitations on fishing and fish farm operations or impose a fishing moratorium, this could have a negative impact on our results of operations.

OUR OPERATIONS, REVENUE AND PROFITABILITY COULD BE ADVERSELY AFFECTED BY CHANGES IN LAWS AND REGULATIONS IN THE COUNTRIES WHERE WE DO BUSINESS.

The governments of countries into which we buy our products, from time to time, consider regulatory proposals relating to raw materials, food safety and markets, and environmental regulations, which, if adopted, could lead to disruptions in distribution of our products and increase our operational costs, which, in turn, could affect our profitability. To the extent that we increase our product prices as a result of such changes, our sales volume and revenues may be adversely affected.

Furthermore, these governments may change import regulations or impose additional taxes or duties on certain exports from time to time. These regulations and fees or new regulatory developments may have a material adverse impact on our operations, revenue and profitability.

THERE COULD BE CHANGES IN THE POLICIES OF THE GOVERNMENTS IN THE COUNTRIES WHERE WE DO BUSINESS THAT MAY ADVERSELY AFFECT OUR BUSINESS.

The aquaculture industry is subject to policies implemented by their respective governments. These governments may, for instance, impose control over aspects of our business such as distribution of raw materials, pricing and sales. If the raw materials used by us or our products become subject to any form of government control, then depending on the nature and extent of the control and our ability to make corresponding adjustments, there could be a material adverse effect on our business and operating results.

Separately, our business and operating results also could be adversely affected by changes in policies of these governments such as: changes in laws, regulations or the interpretation thereof; confiscatory taxation; restrictions on currency conversion, imports on sources of supplies; or the expropriation or nationalization of private enterprises.

CLIMATE CHANGE AND RELATED REGULATORY RESPONSES MAY IMPACT OUR BUSINESS.

Climate change as a result of emissions of greenhouse gases is a significant topic of discussion and may generate regulatory responses in the near future. For example, the changes in water temperature that may result from climate change could harm our business. It is impracticable to predict with any certainty the impact of climate change on our business or the regulatory responses to it, although we recognize that they could be significant.

To the extent that climate change increases the risk of natural disasters or other disruptive events in the areas in which we operate, we could be harmed. While we maintain business recovery plans that are intended to allow us to recover from natural disasters or other events that can be disruptive to our business, our plans may not fully protect us from all such disasters or events.

WE MAY INCUR MATERIAL COSTS ASSOCIATED WITH NON-COMPLIANCE WITH ENVIRONMENTAL REGULATIONS.

We are subject to various environmental regulations, including those governing discharges to water, the management, treatment, storage and disposal of hazardous substances, and the remediation of contamination. If we do not fully comply with environmental regulations, or if a release of hazardous substances occurs at or from one of our facilities or vessels or as a result of insufficient disposal of food waste and excrement, we may be subject to penalties and could be held liable for the cost of remediation. For example, an accident involving one of our vessels could result in significant environmental liability, including fines and penalties and remediation costs. If we are subject to these penalties or costs, we may not be covered by insurance, or any insurance coverage that we do have may not cover the entire cost. Compliance with environmental regulations could require us to make material capital expenditures and could have a material adverse effect on our results of operations and financial condition.

EXCHANGE RATE FLUCTUATIONS COULD HAVE AN ADVERSE EFFECT ON OUR RESULTS OF OPERATIONS.

Our operations are conducted in foreign currencies. Any fluctuation in the value of foreign currencies or any other currency, such as the U.S. Dollar, will affect the value of our revenues in cases of revenues that are received in foreign currencies, which could have a material adverse effect on our business, prospects, financial condition and results of operations and thus affect the market price of our ordinary shares in the U.S.

FAILURE TO COMPLY WITH THE U.S. FOREIGN CORRUPT PRACTICES ACT AND LOCAL ANTI-CORRUPTION LAWS COULD SUBJECT US TO PENALTIES AND OTHER ADVERSE CONSEQUENCES.

Our executive officers, employees and other agents may violate applicable law in connection with the marketing or sale of our products, including the U.S. Foreign Corrupt Practices Act, or the FCPA, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. In addition, we are required to maintain records that accurately and fairly represent our transactions and have an adequate system of internal accounting controls. Foreign companies, including some that may compete with us, are not subject to these prohibitions, and therefore may have a competitive advantage over us. The jurisdictions that our executives are active in prohibit bribery of government officials. However, corruption, extortion, bribery, pay-offs, theft and other fraudulent practices could potentially occur from time-to-time.

While we intend to implement measures to ensure compliance with the FCPA by all individuals involved with our company, our employees or other agents may engage in such conduct without our knowledge for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations. In addition, our brand and reputation, our sales activities or our stock price could be adversely affected if we become the target of any negative publicity as a result of actions taken by our employees or other agents.

ADVERSE LITIGATION RESULTS COULD AFFECT OUR BUSINESS.

We are subject to various legal proceedings. Litigation can be lengthy, expensive and disruptive to our operations, and results cannot be predicted with certainty. An adverse decision could result in monetary damages or injunctive relief that could affect our business, operating results or financial condition.

SPECULATIVE NATURE OF THE COMPANY'S PROPOSED OPERATIONS.

The success of our proposed plan of operation will depend to a great extent on the operations, financial condition and management of identified target companies. While management will prefer business combinations with entities having established operating histories, there can be no assurance that we will be successful in locating candidates meeting such criteria. In the event we complete a business combination, of which there can be no assurance, the success of our operations will be dependent upon management of the target company and numerous other factors beyond our control.

SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS.

We are and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be merger or acquisition target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete with numerous other small public companies in seeking merger or acquisition candidates.

IMPRACTICABILITY OF EXHAUSTIVE INVESTIGATION; FAILURE TO MEET ITS FIDUCIARY OBLIGATIONS.

Our limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a target company. The decision to enter into a business combination, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys or similar information which, if we had more funds available to it, would be desirable. We will be particularly dependent in making decisions upon information provided by the principals and advisors associated with the business entity seeking our participation. Management may not be able to meet its fiduciary obligation to us and our stockholders due to the impracticability of completing thorough due diligence of a target company. By its failure to complete a thorough due diligence and exhaustive investigation of a target company, we are more susceptible to derivative litigation or other stockholder suits. In addition, this failure to meet our fiduciary obligations increases the likelihood of plaintiff success in such litigation.

REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITION.

Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") requires companies subject thereto to provide certain information about significant acquisitions including audited financial statements for the company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such financial statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by us. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

LACK OF MARKET RESEARCH OR MARKETING ORGANIZATION.

We have neither conducted, nor have others made available to it, market research indicating that demand exists for the transactions contemplated by us. Even in the event demand exists for a transaction of the type contemplated by us, there is no assurance we will be successful in completing any such business combination.

LACK OF DIVERSIFICATION.

Our proposed operations, even if successful, will in all likelihood result in our engaging in a business combination with only one Target Company. Consequently, our activities will be limited to those engaged in by the business entity which we will merge with or acquire. Our inability to diversify its activities into a number of areas may subject us to economic fluctuations within a particular business or industry and therefore increase the risks associated with our operations.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY DISCOURAGE THE TRADABILITY OF THE COMPANY'S SECURITIES.

The Company is a "penny stock" company.  None of its securities  currently trade in any  market  and,  if  ever  available  for  trading,  will be  subject  to a Securities  and Exchange  Commission  rule that imposes  special sales  practice requirements upon  broker-dealers who sell such securities to persons other than established customers or accredited  investors.  For purposes of the rule,  the phrase "accredited investors" means, in general terms,  institutions with assets in  excess  of  $5,000,000,  or  individuals  having a net  worth in  excess  of $1,000,000  or having an annual  income that  exceeds  $200,000  (or that,  when combined with a spouse's income, exceeds $300,000).  For transactions covered by the rule, the broker-dealer must make a special suitability determination of the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop, because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks". Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3,  15g-4,  15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934,  as amended.  Because our securities constitute “penny stocks" within the meaning of the rules, the rules would apply to us and to our securities.  The rules will further affect the ability of owners of shares to sell their securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders  should  be  aware  that,  according  to  Securities  and  Exchange Commission,  the  market  for penny  stocks has  suffered  in recent  years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are  often  related  to the promoter or issuer; (ii) manipulation of prices through prearranged  matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices   involving   high-pressure   sales  tactics  and  unrealistic   price projections  by  inexperienced  sales persons;  (iv)  excessive and  undisclosed bid-ask  differentials  and  markups  by  selling  broker-dealers;  and  (v) the wholesale dumping of the same securities by promoters and  broker-dealers  after prices have been manipulated to a desired level,  leaving investors with losses. Our management is aware of the abuses that have occurred historically in the penny stock market.  Although  we do not expect to be in a position  to  dictate  the  behavior  of the  market  or of  broker-dealers  who participate  in the  market,  management  will  strive  within the confines of practical limitations to prevent the described patterns from being established with respect to the Company's securities.

NO PUBLIC MARKET EXISTS FOR THE COMPANY'S COMMON STOCK AT THIS TIME, AND THERE IS NO ASSURANCE OF A FUTURE MARKET.

There is no public market for the Company's common stock, and no assurance can be given that a market will develop or that a shareholder ever will be able to liquidate his investment without considerable delay, if at all. If a market should develop, the price may be highly volatile.  Factors such as those discussed in the "Risk Factors" section may have a significant impact upon the market price of the shares offered hereby.  If  there is a low  price of the Company's securities,  many  brokerage  firms  may  not be  willing  to  effect transactions  in the  securities.  Even if a purchaser finds a broker willing to effect a  transaction  in the Company's  shares,  the  combination  of brokerage commissions,  state  transfer  taxes,  if any, and any other  selling  costs may exceed the selling price. Further, most lending institutions will not permit the use of the Company's shares as collateral for any loans.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON THE COMPANY'S STOCK PRICE.

All of the outstanding shares of common stock held by the present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended.  As restricted shares, these shares may be resold only  pursuant to an effective  registration statement or under the requirements of Rule 144 or other  applicable  exemptions from  registration  under  the  Act  and  as  required  under  applicable  state securities laws.  Officers, directors and affiliates will be able to sell their shares if this Registration Statement becomes effective.  Rule 144 provides in essence  that a person who is an  affiliate  or officer or director who has held restricted  securities for six months may, under certain conditions,  sell every three months, in brokerage transactions, a number of shares that does not exceed the  greater of 1.0% of a  company's  outstanding  common  stock. There is no  limit  on  the  amount  of  restricted  securities  that  may be  sold  by a nonaffiliate after the owner has held the restricted  securities for a period of six months if the company is a current,  reporting  company under the '34 Act. A sale under Rule 144 or under any other exemption from the Act, if available,  or pursuant  to  subsequent  registration  of  shares of  common  stock of  present  stockholders, may have a depressive effect upon the price of the common stock in any market that may develop. In addition, if we are deemed a shell company pursuant to Section 12(b)-2 of the Act, our "restricted securities”, whether held by affiliates or non-affiliates, may not be re-sold for a period of 12 months following the filing of a Form 10 level disclosure or registration pursuant to the Act.

THE COMPANY’S INVESTORS MAY SUFFER FUTURE DILUTION DUE TO ISSUANCES OF SHARES FOR VARIOUS CONSIDERATIONS IN THE FUTURE.
There may be substantial dilution to the Company's shareholders purchasing in future offerings as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, or acquisitions.

THE STOCK WILL IN ALL LIKELIHOOD BE THINLY TRADED AND AS A RESULT INVESTORS MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF THEY NEED TO LIQUIDATE SHARES.

Our shares of common stock, if listed, may be thinly-traded on the OTC Markets, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent.  This situation is attributable to a number of factors,  including  the fact  that it is a small  company  which is  relatively unknown to stock analysts, stock brokers,  institutional investors and others in the investment  community that generate or influence sales volume, and that even if the  Company  came  to  the  attention  of  such  persons,  they  tend  to be risk-averse  and would be reluctant to follow an unproven,  early stage  company such as ours or  purchase  or  recommend  the  purchase  of any of our Securities  until  such  time  as it  became  more  seasoned  and  viable.  As a consequence,  there may be periods of several days or more when trading activity in the  Company's  Securities  is  minimal or  non-existent,  as  compared  to a seasoned  issuer which has a large and steady  volume of trading  activity  that will  generally  support  continuous  sales  without  an  adverse  effect on the Securities  price.  We cannot give investors any assurance that a broader or more active public trading market for the Company's common securities will develop or be sustained, or that any trading levels will be sustained.  Due to these conditions, we can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities of the Company.

DESCRIPTION OF PROPERTY

We are currently operating from 2705 Garnet Ave Suite 2a San Diego, CA 92109.  Our office services and office space are provided without charge by an officer and director of our company. We do not anticipate that we will require any additional premises in the foreseeable future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table lists stock ownership of our Common Stock as of July 24, 2015 based on 216,461 shares of common stock issued and outstanding, 200 shares of Series A 8% Cumulative Convertible Preferred Stock, $0.002 par value (100,000 voting shares; convertible into 200 shares) and 95,000 shares of Series B Convertible Preferred Stock (9,500,000 voting shares; convertible into 950,000 shares) for a cumulative amount of 1,166,661 (if all shares are converted to common stock).  The information includes beneficial ownership by (i) holders of more than 5% of our Common Stock, (ii) each of two directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class

Christopher H. Constable(1) 3000 NW 109 Avenue Miami, FL 33172 USA	0	0%
Scott Landow (1)(2)	40,250	3.45%

All Executive Officers and Directors as a Group (2 Persons)	40,250	3.45%
John Keeler (1) 3000 NW 109 Avenue Miami, FL 33172 USA	950,000(3)	81.4%(3)

(1)	Based on a total of 1,166,661 beneficially held shares
(2)
Includes shares held by WWFD, LLC of which Mr. Landow is a minority beneficial holder. Excludes 200 shares of Series A 8% Cumulative Convertible Preferred Stock held by Landow Revocable Trust which Mr. Landow controls.  Each share is convertible into one share of Common Stock

(3)
John Keeler has waived all voting rights on matters brought to a vote of all the shareholders until the Effective Time of the Merger. 950,000 shares represent the shares of common stock available upon conversion of the 95,000 shares of Series B Preferred Convertible Shares held by Mr. Keeler.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $ .001, and 10,000,000 shares of preferred A stock, par value $ .002 and 95,000 shares of Series B Preferred Convertible Shares.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Voting Rights

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

SERIES A 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK, $.002
PAR VALUE

Landow Revocable Trust	200 (1)	100%

(1)	Each share is convertible into one share of Common Stock and for voting purposes represents 500 shares of Common Stock.

SERIES B 8% CONVERTIBLE PREFERRED STOCK, $.002
PAR VALUE

John Keeler	95,000 (1)	100%

(1)	Each share is convertible into ten shares of Common Stock and for voting purposes represents 100 shares of Common Stock.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

Set forth below is information regarding the Company’s current directors and executive officers. There are no family relationships between any of our directors or executive officers. The directors are elected annually by stockholders.

Name	Positions and Offices Held

Christopher H. Constable	Director
Scott Landow	Director, CEO, CFO

Christopher H. Constable – Board of Director

Since 2003, Mr. Constable has been an executive of John Keeler & Co., Inc., and has directed all areas of finance, accounting and corporate level general administration for a multinational consumer seafood manufacturer and importer.   During his tenure, he has formalized and structured both the accounting and finance departments as well as structuring the teams coordinating affiliate companies in Asia.  Mr. Constable has also directed all of the tax, legal and accounting strategies for these related entities.  Additionally, he engaged and restructured the banking relationships for the Company to ensure consistent and adequate cash to fund operations in an industry that traditionally has long cash cycles. Prior to his current executive role, he spent 14 years in commercial banking specializing in deal structure and loan workouts.

Scott Landow – Board of Director; Chief Executive Officer; Chief Financial Officer

Scott D. Landow, was our sole director, CEO and CFO since May, 2008.  In July 2005 Mr. Landow founded Bond Laboratories, Inc., a publicly traded company that manufactures innovative nutritional supplements and beverages.

Audit Committee Financial Expert

The Company does not have an audit committee or a compensation committee of its board of directors. In addition, the Company’s board of directors has determined that the Company does not have an audit committee financial expert serving on the board. When the Company develops its operations, it will create an audit and a compensation committee and will seek an audit committee financial expert for its board and audit committee.

CONFLICTS OF INTEREST

There are no conflicts of interest with any officers, directors or executive staff.

EXECUTIVE COMPENSATION

The following table sets forth for the year ended December 31, 2014 and 2013 compensation awarded to, paid to, or earned by, Mr. Scott Landow, our sole Director and Chief Executive Officer as of December 31, 2014, and our other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000, if any.   Scott Landow defers his entire salary and expense reimbursement

2014 and 2013 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott Landow Chairman	2014 2013	120,00 120,00		0 0	0 0	0 0	0 0		120,000 120,000

2014 and 2013 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
Scott Landow	0	0	0	0	0	0	0	0	0

2014 and 2013 OPTION EXERCISES AND STOCK VESTED TABLE

		Option Awards		Stock Awards
Name	Year	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott Landow	2014	0	0	0	0
	2013	0	0	0	0

2014 and 2013 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Scott Landow		0	0	0

2014 and 2013 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Scott Landow	0	0	0	0	0

2014 and 2013 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott Landow	0	0	0	0	0	0	0

2014 and 2013ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)	Tax Reimbursements ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Change in Control Payments / Accruals ($)	Total ($)
Scott Landow	2014 2013	0 0	0 0	0 0	0 0	0 0	0 0	0 0

2014 and 2013PERQUISITES TABLE

Name	Year	Personal Use of Company Car/Parking	Financial Planning/ Legal Fees	Club Dues	Executive Relocation	Total Perquisites and Other Personal Benefits
Scott Landow	2014 2013	0 0	0 0	0 0	0 0	0 0

2014 and 2013 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Benefit	Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability	Change in Control
Scott Landow	Basic salary						-

Compensation of Directors

We currently have two directors. Our current compensation policy for directors is to compensate him through options to purchase common stock or issuance of common stock as consideration for his joining our board and/or providing continued services as a director. We do not currently provide our directors with cash compensation, although we do reimburse their expenses, with exception for a chairman of the board. No additional amounts are payable to the Company’s directors for committee participation or special assignments. There are no other arrangements pursuant to which any directors was compensated during the Company’s last completed fiscal year for any service provided.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS, CONFLICTS OF INTEREST

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of its employees.

LEGAL PROCEEDINGS.

None.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Our officers and directors are indemnified as provided by the Delaware General Corporation Law..

Section 102 of the General Corporation Law of the State of Delaware permits a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our certificate of incorporation provides that no director of the Registrant shall be personally liable to it or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability, except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty.

Section 145 of the General Corporation Law of the State of Delaware provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation, or a person serving at the request of the corporation for another corporation, partnership, joint venture, trust or other enterprise in related capacities against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with an action, suit or proceeding to which he was or is a party or is threatened to be made a party to any threatened, ending or completed action, suit or proceeding by reason of such position, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

ITEM  3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 2.01 above.

ITEM  5.01 – CHANGES IN CONTROL OF REGISTRANT.

See Item 2.01 above.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 16, 2015, Christopher H. Constable was appointed as a member of the Board of Directors.

Since 2003, Mr. Constable has been an executive of John Keeler & Co., Inc., and has directed all areas of finance, accounting and corporate level general administration for a multinational consumer seafood manufacturer and importer.   During his tenure, he has formalized and structured both the accounting and finance departments as well as structuring the teams coordinating affiliate companies in Asia.  Mr. Constable has also directed all of the tax, legal and accounting strategies for these related entities.  Additionally, he engaged and restructured the banking relationships for the Company to ensure consistent and adequate cash to fund operations in an industry that traditionally has long cash cycles. Prior to his current executive role, he spent 14 years in commercial banking specializing in deal structure and loan workouts.

ITEM 5.03.     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Pursuant to Board of Directors and shareholder approval on February 22, 2015, the Company amended its Certificate of Incorporation to implement a reverse stock split in the ratio of 1 share for every 500 shares of common stock (the “Reverse Stock Split”). This amendment was approved and filed of record by the Delaware Secretary of State, effective May 18, 2015. To avoid the issuance of fractional shares of Common Stock, the Company issued an additional share to all holders of fractional shares.  In addition, the Company rounded up any holdings that, as a result of the Reverse Stock Split, fall below 100 shares, to the total of 100 shares.  Each shareholder will receive new certificates evidencing their post-reverse split shares if and when they present their certificates to the transfer agent. In addition, as discussed below, the Board of Directors and the holders of a majority of the voting power approved a resolution to effectuate a name change to Global Seafood Holdings Corporation.

On July 21, 2105, the Company designated 2,000,000 shares of Series B Convertible Preferred Stock, $0.02 par value. The Series B Convertible Preferred Stock may convert to shares of common stock on a ten for one basis and has voting rights in matters presented to the shareholders of one hundred votes for each shares of common stock voted.  The designation, rights and preferences of the Series B Convertible Preferred Stock is attached hereto as Exhibit 4.1

SECTION 5.06 CHANGE IN SHELL COMPANY STATUS

Since the Company has developed a business with greater than nominal operations and assets consisting of more than cash or cash equivalents, the Company has ceased being  a “shell company” as that term is defined in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933. Due to the fact that prior to the inclusion of the new business, the Company was regarded as a shell company, the Company has included above the information that would be required if the Company were filing a general form for registration of securities on From 10 under the Securities Exchange Act of 1934.

SECTION 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
2.1
Amendment to Agreement and Plan of Merger and Reorganization by and among Global Seafood Holdings Corporation, a Delaware Corporation, and Global Seafood AC Corporation, a Florida Corporation, and John Keeler & Co., Inc., a Florida Corporation, dated July24, 2015.

4.1	Certificate of Designation of Preferences, Rights And Limitations of Series B Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2015

Global Seafood Holdings Corporation

 By:      /s/    Scott Landow
Scott Landow
CEO